Exhibit 10.17

                                                                       EXECUTION
                                                                            COPY


          FIRST AMENDMENT dated as of February 3, 2004 (this "Amendment") executed in connection with RESTATED CREDIT AGREEMENT dated as of November 15, 1999 (the "Credit Agreement") among DIGIORGIO CORPORATION, as Borrower (the "Borrower"), each of the financial institutions party thereto from time to time (each a "Lender" and collectively, the "Lenders"), BT COMMERCIAL CORPORATION, in its capacity as agent for the Lenders (in such capacity, the "Agent"), and DEUTSCHE BANK AG NEW YORK, as Issuing Bank. Terms which are capitalized in this Amendment and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

          WHEREAS, the Borrower has requested that the Lenders consider extending the Expiration Date and modifying certain restrictions on the ability of the Borrower to pay dividends during its current fiscal year, and the Lenders have agreed to do so on the terms and subject to the satisfaction of the conditions contained herein;

          NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section One. Amendment. Effective as of the date hereof, on the terms and subject to the satisfaction of the conditions contained in Section Three hereof, the Credit Agreement is hereby amended as follows:

          (a) Section 1.1 General Definitions. Section 1.1 is amended by deleting the definition of the term Expiration Date in its entirety, and by substituting the following definition in lieu thereof:

          Expiration Date shall mean February 1, 2007.

          (b) Section 8.10. No Restricted Payments. Section 8.10 is amended by deleting clause (ii) of subparagraph (a) thereof in its entirety, and by substituting the following in lieu thereof:

          "(ii) the Borrower may declare and pay ratably dividends with respect to its capital stock to its stockholders each fiscal year, during the sixty day period commencing on the date of the Agent's receipt of the Borrower's audited Financial Statements for the prior fiscal year, in an aggregate amount not to exceed (A) in the fiscal year ending on or about December 31, 2004, the lesser of (I) fifty percent (50%) of Net Income for the fiscal year ended December 27, 2003 plus $4,000,000 and (II) $10,000,000 and
          (B) in any fiscal year other than the fiscal year ending on or about December 31, 2004, fifty percent (50%) of Net
          Income for the prior fiscal year; provided that (1) no Default or Event of Default shall have occurred and then be continuing or would result therefrom, (2) immediately after giving effect to any such proposed dividend, there shall be an aggregate amount of Unused Availability of at least $50,000,000, in the case of any such proposed dividend paid in the fiscal year ending on or about December 31, 2004, or $30,000,000, in the case of any such proposed dividend paid in any fiscal year other than the fiscal year ending on or about December 31, 2004, (3) the ratio of EBITDA to the sum of Interest Expense, dividends and taxes paid in cash, and Capital Expenditures made, in each case with respect to the Borrower, on a consolidated basis, for the fiscal year immediately prior to the fiscal year during which such proposed dividend shall have been paid, shall be no less than 1.25 to 1.00, such ratio to be calculated as if such dividend shall have been paid on the lst day of such preceding fiscal year and (4) at least ten Business Days prior to the date on which the Borrower proposes to pay such dividend, the Agent shall have received a certificate prepared under the direction of and executed by the Borrower's chief executive officer or chief financial officer, pursuant to which such officer shall certify to the Lenders that in determining Unused Availability for the purpose of clause (2) hereof, the Borrower's trade payables have been paid in a manner consistent with the Borrower's historical practices; and"

          (c) Annex I. Lenders and Commitment Amounts. Annex I to the Credit Agreement is deleted in its entirety, and Annex I to this Amendment is hereby substituted in lieu thereof.

          Section Two. Resignation of Agent; Appointment of Successor Agent. The Agent hereby gives notice to the Lenders and the Borrower of its resignation as Agent under the Credit Agreement, effective as of the date hereof, and the Lenders and the Borrower hereby accept such resignation effective as of the date hereof, notwithstanding the minimum notice requirement set forth in Section 10.9
(a) of the Credit Agreement. Notwithstanding the terms of such Section 10.9 (a), Deutsche Bank AG New York shall continue to serve as Issuing Bank, and the Lenders and the Borrower hereby confirm their agreement with the foregoing. The Lenders, with the Borrower's approval, hereby appoint Deutsche Bank Trust Company Americas, a New York banking corporation formerly known as Bankers Trust Company, to serve as successor Agent, Deutsche Bank Trust Company Americas hereby accepts such appointment, and at all times on and after the effective date of this Amendment, Deutsche Bank Trust Company Americas shall be the Agent for all purposes under the Credit Agreement, the Security Agreement and the other Credit Documents.

          Section Three. Conditions Precedent. This Amendment shall become effective on the date when all of the following conditions, the satisfaction of each of which is a condition precedent to the effectiveness of this Amendment, shall have occurred or shall have been waived in writing by the Agent and the Lenders.

          (a)  The Agent shall have received the following:

               (i) a counterpart of this Amendment executed by the Borrower and the Lenders;

               (ii) an agreement  executed by the  Borrower  with respect to the payment of certain fees and expenses, as set forth therein;

               (iii)an Assignment and Assumption  Agreement duly executed by (x)
                    each assigning Lender that is selling a portion of its Revolving Credit Commitment concurrently with the execution and delivery of this Amendment, and (y) the applicable assignee Lender; and

               (iv) a duly executed replacement  Revolving Note, payable to each
                    Lender, in a principal amount equal to the amount of such Lender's Revolving Credit Commitment, calculated after giving effect to the transactions contemplated to occur under the Assignment and Assumption Agreements referenced in clause (iii) above,

          (b) Upon the effectiveness of this Amendment, all representations and warranties set forth in the Credit Agreement (except for such inducing representations and warranties that were only required to be true and correct as of a prior date) shall be true and correct in all material respects on and as of the effective date hereof, and no Default or Event of Default shall have occurred and be continuing.

          (c) No event or development shall have occurred since the date of delivery of the audited Financial Statements for the fiscal year ended on or about December 31, 2002 (the "Delivery Date") which event or development has had or is reasonably likely to have a Material Adverse Effect.

          (d) The Borrower shall have delivered to the Agent a certificate of the Secretary of the Borrower (1) relating to the adoption of the resolutions of the Borrower's Board of Directors approving this Amendment and the transactions contemplated to occur hereunder and (2) certifying that no amendments have been made to the Borrower's Certificate of Incorporation or the Borrower's by-laws since the Delivery Date.

          (e) All corporate and legal proceedings and all documents and instruments executed or delivered in connection with this Amendment shall be satisfactory in form and substance to the Agent and its counsel, and the Agent and its counsel shall have received all information and copies of all documents which the Agent and its counsel may have requested in connection herewith and the matters contemplated hereunder.

          (f) There shall be no action, suit or proceeding pending or threatened against the Borrower before any court (including any bankruptcy court), arbitrator or governmental or administrative body or agency which challenges or relates to the consummation of this Amendment or the transactions contemplated herein.

          (g) The Agent shall have received such further agreements, Amendments, instruments and documents as may be necessary or proper in the reasonable opinion of the Agent and its counsel to carry out the provisions and purposes of this Amendment.

          Section Four. Representations and Warranties.

          (a) The Borrower has the corporate power, authority and legal right to execute, deliver and perform this Amendment, and any instruments, agreements, documents and transactions contemplated hereby, and has taken all actions necessary to authorize the execution, delivery and performance of this Amendment, and any instruments, agreements, documents and transactions contemplated hereby;

          (b) No consent of any Person (including, without limitation, shareholders or creditors of the Borrower, as the case may be) other than the Agent and the Lenders, and no consent, waiver, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

          (c) This Amendment has been duly executed and delivered on behalf of the Borrower by the Borrower's duly authorized officer, and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms;

          (d) The Borrower is not in default under any indenture, mortgage, deed of trust, material agreement or other material instrument to which it is a party or by which it may be bound. Neither the execution and delivery of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or thereof will (i) violate any law or regulation applicable to the Borrower, or (ii) result in or cause a violation by the Borrower of any order or decree of any court or government instrumentality, or (iii) conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, material agreement or other material instrument to which the Borrower is a party or by which it may be bound, or (iv) result in the creation or imposition of any lien, charge, or encumbrance upon any of the property of the Borrower, except in favor of the Agent, to secure the Obligations, or (v) violate any provision of the Certificate of Incorporation, By-Laws or any capital stock provisions of the Borrower;

          (e) No Event of Default has occurred and is continuing;

          (f) Since the Delivery Date, no change or event has occurred which has had or is reasonably likely to have a Material Adverse Effect; and

          (g) The recitals contained in this Amendment are true and correct in all material respects.

          Section Five. General Provisions.

          (a) Counterparts. This Amendment may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

          (b) Credit Agreement in Full Force and Effect. All of the provisions of the Credit Agreement shall remain in full force and effect from and after the date hereof.

          (c) References to Credit Agreement. From and after the date hereof, all references in the Credit Agreement to "this Agreement", "hereof", "herein" or similar terms shall mean and refer to the Credit Agreement as amended pursuant to this Amendment.

          (d) Reliance on Representations and Warranties. The Borrower acknowledges that the Agent and the Lenders have relied upon, and are entitled to rely upon, the representations and warranties made by or on behalf of the Borrower in connection with this Amendment as an inducement to the execution and delivery of this Amendment by them.

          (e) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the internal substantive laws of the State of New York.

          (f) Authorization to Filing Financing Statement; Legal Fees and Expenses. The Borrower hereby authorizes the Agent to file a financing statement, in each jurisdiction deemed appropriate by the Agent, to reflect the transfer and assignment of the security interest in the Collateral by BT Commercial Corporation, as Agent to Deutsche Bank Trust Company Americas, as Agent. The Borrower agrees to be liable for all of the Agent's reasonable costs and expenses (including reasonable fees and disbursements of the Agent's legal counsel) paid or incurred in connection with the preparation of this Amendment and the consummation of the transactions contemplated to occur hereunder.

          IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have caused this Amendment to be duly executed by its respective officer thereunto duly authorized as of the day and year first above written.


                                       BORROWER:
                                       ---------

                                       DI GIORGIO CORPORATION

                                       By: /s/ Robert A. Zorn
                                       -----------------------
                                           Name:  Robert A. Zorn
                                           Title:  EVP


                                       FORMER AGENT:
                                       ------------

                                       BT COMMERCIAL CORPORATION

                                       By: /s/ Steve Friedlander
                                       -------------------------
                                           Name:  Steve Friedlander
                                           Title:  Director

                                       SUCCESSOR AGENT:
                                       ---------------

                                       DEUTSCHE BANK TRUST COMPANY
                                       AMERICAS

                                       By:  /s/ Albert Fischetti
                                       -------------------------
                                            Name:  Albert Fischetti
                                            Title:  Director

                                       LENDERS:

                                       DEUTSCHE BANK TRUST COMPANY
                                       AMERICAS

                                       By:  /s/ Albert Fischetti
                                       -------------------------
                                            Name:  Albert Fischetti
                                            Title:  Director


                                       CONGRESS FINANCIAL CORPORATION

                                       By:  /s/ Dave Luce
                                       ------------------
                                            Name:  Dave Luce
                                            Title:  Vice President


                                       FLEET CAPITAL CORPORATION, as successor
                                       to Summit Business Capital Corp., d/b/a
                                       Fleet Capital Business Finance, f/k/a
                                       Summit Commercial Gibraltar Corp.

                                       By:  /s/ Michael Kerneklian
                                       ---------------------------
                                            Name:  Michael Kerneklian
                                            Title:  Vice President
                                                    Fleet Capital Corporation

                                        PNC BANK

                                        By:  /s/ Parameswar Sivaramakrishnan
                                        ------------------------------------
                                             Name:  Parameswar Sivaramakrishnan
                                             Title:  Assistant Vice President
                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By:  /s/ John Mostofi
                                        ---------------------
                                             Name:  John Mostofi
                                             Title:  Senior Vice President


                                        BANCO POPULAR

                                        By:  /s/ Jay Yarnell
                                        --------------------
                                             Name:  Jay Yarnell
                                             Title:  Vice President

                                     ANNEX I

                         LENDERS AND COMMITMENT AMOUNTS

Name and Address of Lender                          Revolving Credit Commitment
--------------------------                          ---------------------------

Deutsche Bank Trust Company Americas                            $20,000,000

Domestic and Eurodollar
Lending Office and Address
for Notices:

222 South Riverside Plaza
Chicago, Illinois 60606

Attention:        Steven Friedlander
Telecopy No.:     (312) 537-1327
Telephone No.: (312) 537-1847

Congress Financial Corporation                                  $20,000,000

Domestic and Eurodollar
Lending Office and Address
for Notices:

1133 Avenue of the Americas
New York, New York 10036

Attention:        David Luce
Telecopy No.:     (212) 545-4283
Telephone No.: (212) 545-4413

Fleet Capital Corporation, as successor to
Summit Commercial/Gibraltar Corporation                         $15,000,000

Domestic and Eurodollar
Lending Office and Address
for Notices:

1633 Broadway - 29th Floor
New York, New York  10019

Attention:        Michael Kerneklian
Telecopy No.:     (646) 366-4395
Telephone No.: (212) 366-4377

PNC Bank                                                        $12,500,000

Domestic and Eurodollar
Lending Office and Address
for Notices:

70 East 55th Street
New York, New York 10022

Attention:        Parameswar Sivaramakrishan
Telecopy No.: (646) 497-0324
Telephone No.: (646) 497-0254

LaSalle Bank National Associations                              $12,500,000

Domestic and Eurodollar
Lending Office and Address
for Notices:

120 South LaSalle Street
Chicago, Illinois 60603

Attention:        Dan Laven
Telecopy No.:     (312) 904-6450
Telephone No.: (312) 904-6036

Banco Popular                                                   $10,000,000

Domestic and Eurodollar
Lending Office and Address
for Notices:

817 Elizabeth Avenue
Elizabeth, NJ 07201

Attention:        Jay Yarnell
Telecopy No.:     (908) 353-0197
Telephone No.: (908) 353-0196



TOTAL COMMITMENTS                                               $90,000,000